Exhibit 10.1
EXHIBIT B
FORM OF EMPLOYEE MATTERS AGREEMENT

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		Page

18.5	ENTIRE AGREEMENT	29

18.6	AMENDMENTS AND WAIVERS	30

18.7	GOVERNING LAW	30

18.8	HEADINGS	30

18.9	COUNTERPARTS	30

18.10	ASSIGNMENT	30

18.11	SEVERABILITY	30

SCHEDULES	SECTION

Schedule A	Section 4.2
Schedule B	Section 4.2
Schedule C	Section 6.1(a)

FORM OF EMPLOYEE MATTERS AGREEMENT
     This Employee Matters Agreement (the “Agreement”), dated as of                     , 2007 is by and between Synovus Financial Corp., a Georgia corporation (“Synovus”) and Total System Services, Inc., a Georgia corporation (“TSYS”).
     WHEREAS, the Board of Directors of Synovus has determined that it is in the best interests of Synovus to separate Synovus and TSYS into two independent public companies on the terms and subject to the conditions set forth in the Agreement and Plan of Distribution, dated as of                     , 2007, (the “Distribution Agreement”);
     WHEREAS, in furtherance of the foregoing, Synovus has announced its intention to distribute its 81% equity interest in TSYS to its shareholders;
     WHEREAS, in furtherance of the foregoing, Synovus, Columbus Bank and Trust Company, a Georgia bank and trust company (“CB&T”) and TSYS have entered into the Distribution Agreement and other Ancillary Agreements that will govern certain matters relating to the relationship between Synovus and TSYS prior to and following the Distribution; and
     WHEREAS, pursuant to the Distribution Agreement, Synovus and TSYS have agreed to enter into this Agreement for the purpose of allocating Assets, Liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between and among them.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
SECTION 1
DEFINITIONS
     1.1 DEFINITIONS. Capitalized terms used, but not defined in this Agreement, shall have the meanings assigned to such terms in the Distribution Agreement. The following terms shall have the following meanings:
     “Agreement” shall have the meaning set forth in the preamble to this Agreement.
     “Benefit Plan” means, with respect to an entity, each plan, program, arrangement, agreement or commitment (whether written or unwritten, formal or informal) that is an employment, consulting, non-competition or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit sharing, savings, retirement, supplemental retirement, stock option, stock purchase, stock appreciation rights, restricted stock, other equity-based compensation, severance pay, salary continuation, life, health, hospitalization, sick leave, vacation pay, disability or accident insurance plan, corporate-owned or key-man life insurance or other employee benefit plan, program, arrangement, agreement or commitment, including any “employee benefit plan” (as defined in Section 3(3) of ERISA), sponsored or maintained by such entity (or to which such entity contributes or is required to contribute or has any liabilities, directly or indirectly, contingent or fixed) and excluding any Indemnification Obligations.
     “COBRA” means the continuation coverage requirements for “group health plans” under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code Section 4980B and Sections 601 through 608 of ERISA, and any similar purpose state group health plan continuation Law.
     “Delayed 401(k) Assets” shall have the meaning set forth in Section 3.1(b)(ii) of this Agreement.
     “Delayed Price Ratio” means, with respect to a TSYS DTE, the quotient obtained by dividing (i) the official NYSE only closing price for TSYS Common Stock on the last Trading Day on the NYSE immediately before such TSYS DTE’s Transfer Date by (ii) the official NYSE only closing price for Synovus Common Stock on the last Trading Day on the NYSE immediately before such TSYS DTE Transfer Date.
     “Delayed Share Ratio” means, with respect to a TSYS DTE, the quotient obtained by dividing (i) the official NYSE only closing price for Synovus Common Stock on the last trading day on the NYSE immediately before such TSYS DTE’s Transfer Date by (ii) the official NYSE only closing price for TSYS Common Stock on the last Trading Day on the NYSE immediately before such TSYS DTE’s Transfer Date.
     “Delayed TSYS Plan Assets” shall have the meaning set forth in Section 3.4(a) of this Agreement.
     “Distribution Agreement” shall have the meaning set forth in the recitals to this Agreement.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
     “Former Synovus Employee” means, as of the Distribution Date, any former employee of Synovus or a Subsidiary of Synovus, other than a Former TSYS Employee.
     “Former TSYS Employee” means, as of the Distribution Date, any former employee of TSYS or a Subsidiary of TSYS, other than individuals to whom long-term disability benefits are being paid under a Synovus Benefit Plan, (1) whose active employment ended on or before the Distribution Date while such employee was employed by TSYS or a Subsidiary of TSYS and (2) who has an account balance under the Synovus 401(k) Plan, the Synovus Profit Sharing Plan or the Synovus Money Purchase Plan, who has elected or is entitled to elect retiree medical coverage under the Synovus Retiree Medical Plan or who holds outstanding Synovus Options.
     “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended.

     “Indemnification Obligations” means, as of the Distribution Date, any Liabilities of Synovus or a Subsidiary of Synovus to indemnify any employee, officer, director, or agent, or to advance to such person expenses before a judicial or administrative determination that such person is entitled to indemnification, such Liabilities being memorialized or otherwise provided for in a separate agreement, Articles of Incorporation or Bylaws.
     “IRS” means the Internal Revenue Service.
     “Participating Company” means Synovus or any Person (other than an individual) participating in a Synovus Benefit Plan.
     “Remaining Synovus Option” shall have the meaning set forth in Section 13.2(a) of this Agreement.
     “Subsidiary” means any corporation, any limited liability company, any partnership or other legal entity of which a person or its subsidiaries owns, directly or indirectly, more than 50% of the stock or other equity interests entitled to vote on the election of the members of the board of directors or similar governing body.
     “Synovus” shall have the meaning set forth in the Preamble to this Agreement.
     “Synovus Benefit Plan” means any Benefit Plan sponsored, maintained or contributed to by Synovus or any Subsidiaries of Synovus including, without limitation, the Synovus 401(k) Plan, the Synovus Profit Sharing Plan, the Synovus Miscellaneous Plans, the Synovus Money Purchase Plan, the Synovus Flexible Spending Account Plan, the Synovus DCP, the Synovus Retiree Medical Plan, and the Synovus Welfare Plans.
     “Synovus Committee” means the compensation committee of the Board of Directors of Synovus.
     “Synovus DCP” means the Synovus Financial Corp./Total System Services, Inc. Deferred Compensation Plan.
     “Synovus DTEs” means those TSYS Employees who transfer from the TSYS Group to the Synovus Group after the Distribution Date but prior to the first anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties).
     “Synovus Employee” means any individual who immediately before and immediately following the Distribution Date is employed by Synovus or any member of the Synovus Group as a common law employee, including active employees and employees on vacation, approved leave of absence or serial severance.
     “Synovus Employee Stock Purchase Plan” shall have the meaning set forth in Section 13.5 of this Agreement.

     “Synovus Flexible Spending Account Plan” shall have the meaning set forth in Section 7.1 of this Agreement.
     “Synovus 401(k) Plan” means the Synovus/TSYS 401(k) Savings Plan.
     “Synovus 401(k) Trust” means the trust which is part of the Synovus 401(k) Plan.
     “Synovus Group” means Synovus and its “affiliates” (as such term is defined in the Tax Sharing Agreement dated                     , 2007 by and among Synovus, CB&T and TSYS).
     “Synovus Miscellaneous Plan” shall have the meaning set forth in Section           of this Agreement.
     “Synovus Money Purchase Plan” means the Synovus/TSYS Money Purchase Pension Plan.
     “Synovus Money Purchase Trust” means the trust which is part of the Synovus Money Purchase Plan.
     “Synovus Option” shall have the meaning set forth in Section 13.2(a) of this Agreement.
     “Synovus Participant” means any individual who, immediately following the Distribution Date, is a Synovus Employee, a Former Synovus Employee or a beneficiary, dependent or alternate payee of any of the foregoing.
     “Synovus Post-Distribution Stock Value” means the average volume-weighted trading price of Synovus Common Stock for the ten trading days on the New York Stock Exchange immediately following the Distribution Date.
     “Synovus Pre-Distribution Stock Value” means the official New York Stock Exchange only “regular way” closing price for Synovus Common Stock on the last Trading Day on the New York Stock Exchange immediately before the Distribution Date.
     “Synovus Price Ratio” means the quotient obtained by dividing the Synovus Post-Distribution Stock Value by the Synovus Pre-Distribution Stock Value.
     “Synovus Profit Sharing Plan” means the Synovus/TSYS Profit Sharing Plan.
     “Synovus Profit Sharing Trust” means the trust which is part of the Synovus Profit Sharing Plan.
     “Synovus Restricted Stock” means a restricted stock award under any of the Synovus Stock Plans.
     “Synovus Share Ratio” means the quotient obtained by dividing the Synovus Pre-Distribution Stock Value by the Synovus Post-Distribution Stock Value.

     “Synovus Stock Plans” means, collectively, the Synovus Financial Corp. 1994 Long-Term Incentive Plan, the Synovus Financial Corp. 2000 Employee Long-Term Incentive Plan, the Synovus Financial Corp. 2002 Long-Term Incentive Plan, and the Synovus Financial Corp. 2007 Omnibus Plan and any other stock option or stock incentive compensation plan or arrangement for employees, officers or directors of Synovus, other than the Synovus Employee Stock Purchase Plan.
     “Synovus VEBA” shall have the meaning set forth in Section 5(c) of this Agreement.
     “Synovus Welfare Plans” shall have the meaning set forth in Section 7.1(a) of this Agreement.
     “TSYS” shall have the meaning set forth in the Preamble to this Agreement.
     “TSYS Benefit Plan” means any Benefit Plan sponsored, maintained or contributed to by any member of the TSYS Group after the Distribution Date including, without limitation, the TSYS DCP, the TSYS 401(k) Plan, the TSYS Profit Sharing Plan, the TSYS Miscellaneous Plans, the TSYS Money Purchase Plan, the TSYS Flexible Spending Account Plan, the TSYS Retiree Medical Plan and the TSYS Welfare Plans, and any Benefit Plan assumed or adopted by any member of the TSYS Group.
     “TSYS DCP” shall have the meaning set forth in Section 4.1(b)(i) of this Agreement.
     “TSYS DTEs” means those Synovus Employees who transfer from the Synovus Group to the TSYS Group after the Distribution Date but prior to the first anniversary of the Distribution Date (or such later date as mutually agreed to by the Parties).
     “TSYS Employee” means any individual who immediately before and immediately after the Distribution Date is employed by TSYS or any member of the TSYS Group as a common law employee, including active employees and employees on vacation, approved leave of absence or serial severance.
     “TSYS Employee Stock Purchase Plan” shall have the meaning set forth in Section 13.5 of this Agreement.
     “TSYS 401(k) Assets” shall have the meaning set forth in Section 3.1(b)(i) of this Agreement.
     “TSYS 401(k) Participants” shall have the meaning set forth in Section 3.1(a) of this Agreement.
     “TSYS 401(k) Plan” shall have the meaning set forth in Section 3.1(a) of this Agreement.
     “TSYS 401(k) Trust” means the trust which is part of the TSYS 401(k) Plan.

     “TSYS Flexible Spending Account Plan” shall have the meaning set forth in Section 7.1 of this Agreement.
     “TSYS Group” means TSYS and its “affiliates” (as such term is defined in the Tax Sharing Agreement dated                                         , 2007 by and among Synovus, Columbus Bank and Trust Company and TSYS).
     “TSYS Miscellaneous Plans” shall have the meaning set forth in Section 6.1(a) of this Agreement.
     “TSYS Money Purchase Assets” shall have the meaning set forth in Section 3.3(b)(i) of this Agreement.
     “TSYS Money Purchase Participants” shall have the meaning set forth in Section 3.3(a)(i) of this Agreement.
     “TSYS Money Purchase Pension Plan” shall have the meaning set forth in Section 3.3(a)(i) of this Agreement.
     “TSYS Option” shall have the meaning set forth in Section 13.2(b) of this Agreement.
     “TSYS Participant” means any individual who, immediately following the Distribution Date, is a TSYS Employee, a Former TSYS Employee, or a beneficiary, dependent or alternate payee of a TSYS Employee or Former TSYS Employee.
     “TSYS Price Ratio” means the quotient obtained by dividing the TSYS Stock Value by the Synovus Pre-Distribution Stock Value.
     “TSYS Profit Sharing Participants” shall have the meaning set forth in Section 3.2(a)(i) of this Agreement.
     “TSYS Rabbi Trust” shall have the meaning set forth in Section 4.1(b)(i) of this Agreement.
     “TSYS Restricted Stock” means a grant of restricted stock made under the TSYS Stock Plans pursuant to Section 13.4 of this Agreement.
     “TSYS Retiree Medical Plan” shall have the meaning set forth in Section 5(a) of this Agreement.
     “TSYS Retiree Medical Plan Participants” shall have the meaning set forth in Section 5(a) of this Agreement.
     “TSYS Stock Plans” means, collectively, the Total System Services, Inc. 2000 Employee Long-Term Incentive Plan, the Total System Services, Inc. 2002 Long-Term Incentive Plan, and the Total System Services, Inc. 2007 Omnibus Plan and any other stock option or stock incentive compensation plan or arrangement for employees, officers or directors of TSYS, other than the TSYS Employee Stock Purchase Plan.
     “TSYS Share Ratio” means the quotient obtained by dividing the Synovus Pre-Distribution Stock Value by the TSYS Stock Value.
     “TSYS Stock Value” means the average volume-weighted trading price of TSYS Common Stock for the ten trading days on the New York Stock Exchange immediately following the Distribution Date.
     “TSYS VEBA” shall have the meaning set forth in Section 5(a) of this Agreement.
     “TSYS Welfare Plans” shall have the meaning set forth in Section 6.1(a) of this Agreement.
     “Transaction Change Date” shall mean the date as of which TSYS consummates an “Acquisition Transaction” (as such term is defined in Section 1 of the Transition Services Agreement dated as of                     , 2007 by and between Synovus and TSYS).
     “Transfer Date” means, with respect to a TSYS DTE, the date that such TSYS DTE commences active employment with a member of the TSYS Group, and with respect to a Synovus DTE, the date that such Synovus DTE commences active employment with a member of the TSYS Group.
     “U.S.” means the United States of America.
     1.2 GENERAL INTERPRETIVE PRINCIPLES. (a) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement, and references to Section and Schedules are references to the Sections and Schedules to this Agreement unless otherwise specified; (c) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (d) any reference to any U.S. federal, state, or local statute or Law shall be deemed to also refer to all rules and regulations promulgated under such statute or Law, unless the context otherwise requires; and (e) except as otherwise provided herein, any reference to an TSYS Benefit Plan or a Synovus Benefit Plan shall be deemed to refer to any such plan as it may have been, or be, amended, restated or otherwise supplemented from time to time.

SECTION 2
GENERAL PRINCIPLES
     2.1 ASSUMPTION AND RETENTION OF LIABILITIES; RELATED ASSETS.
     (a) Synovus. As of the Distribution Date, except as otherwise expressly provided for in this Agreement, Synovus shall, or shall cause one or more members of the Synovus Group to, assume or retain, as applicable, and Synovus hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all Synovus Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all Synovus Employees, Former Synovus Employees and their dependents and beneficiaries and (iii) any other Liabilities expressly assigned or allocated to Synovus or any member of the Synovus Group under this Agreement and TSYS shall have no responsibility for any such Liabilities.
     (b) TSYS. As of the Distribution Date, except as otherwise expressly provided for in this Agreement, TSYS shall, or shall cause one or more members of the TSYS Group to, assume or retain, as applicable, and TSYS hereby agrees to pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all TSYS Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all TSYS Employees, Former TSYS Employees and their dependents and beneficiaries and (iii) any other Liabilities expressly assigned or allocated to TSYS or any member of the TSYS Group under this Agreement, and Synovus shall have no responsibility for any such Liabilities.
     (c) Reimbursements.
     (i) From time to time after the Distribution Date, TSYS shall promptly reimburse Synovus, upon Synovus’ reasonable request and the presentation by Synovus of such substantiating documentation as TSYS shall reasonably request, for the cost of any Liabilities satisfied by Synovus or any member of the Synovus Group that are pursuant to this Agreement the responsibility of TSYS or any member of the TSYS Group.
     (ii) From time to time after the Distribution Date, Synovus shall promptly reimburse TSYS, upon TSYS’ reasonable request and the presentation by TSYS of such substantiating documentation as Synovus shall reasonably request, for the cost of any Liabilities satisfied by TSYS or any member of the TSYS Group that are pursuant to this Agreement the responsibility of Synovus or any member of the Synovus Group.
     2.2 TSYS PARTICIPATION IN SYNOVUS BENEFIT PLANS. Except as otherwise expressly provided for in this Agreement or as otherwise expressly agreed to in writing between the Parties, (i) effective as of the Distribution Date, TSYS and each member of the TSYS Group shall cease to be a Participating Company, and (ii) each (A) TSYS Participant and each other employee of the TSYS Group as of the Distribution Date, and (B) TSYS DTE, effective as of such TSYS DTE’s Transfer Date, shall cease to participate in, be covered by, accrue benefits under, be eligible to contribute to or have any rights under any Synovus Benefit Plan, and Synovus and TSYS shall take all necessary action to effectuate each such cessation.

     2.3 COMPARABLE COMPENSATION AND BENEFITS. For the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, TSYS (acting directly or through a member of the TSYS Group) will provide each TSYS Employee with compensation opportunities (including, without limitation, salary, wages, commissions and bonus opportunities) and employee benefits that are in TSYS’s opinion, substantially comparable, in the aggregate, to the compensation opportunities and employee benefits to which such TSYS Employee was entitled to immediately prior to the Distribution Date. With respect to each TSYS DTE whose Transfer Date occurs prior to December 31, 2008, for the period commencing on such TSYS DTE’s Transfer Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, TSYS (acting directly or through a member of the TSYS Group) will provide such TSYS DTE with compensation opportunities (including, without limitation, salary, wages, commissions and bonus opportunities) and employee benefits that are in TSYS’s opinion, substantially comparable, in the aggregate, to the compensation opportunities and employee benefits to which similarly situated TSYS Employees were entitled immediately prior to such TSYS DTE’s Transfer Date.
     2.4 SERVICE RECOGNITION. TSYS shall give each TSYS Participant and TSYS DTE full service credit for purposes of eligibility, vesting, determination of level of benefits, and, to the extent applicable, benefit accruals under any TSYS Benefit Plan for such TSYS Participant’s service with any member of the Synovus Group prior to the Distribution Date, or for a TSYS DTE, the applicable Transfer Date, to the same extent such service was recognized by the corresponding Synovus Benefit Plan immediately prior to the Distribution Date or for a TSYS DTE, the applicable Transfer Date; provided, however, that such service shall not be recognized to the extent that such recognition would result in the duplication of benefits under a TSYS Benefit Plan and a Synovus Benefit Plan. Synovus shall give each Synovus Participant and Synovus DTE full service credit for purposes of eligibility, vesting, determination of level of benefits, and, to the extent applicable, benefit accruals under any Synovus Benefit Plan for such Synovus Participant’s service with any member of the TSYS Group prior to the Distribution Date or, for a Synovus DTE, prior to the applicable Transfer Date, to the same extent such service was recognized by the corresponding TSYS Benefit Plan immediately prior to the Distribution Date or, for a Synovus DTE, immediately prior to the applicable Transfer Date; provided, however, that such service shall not be recognized to the extent such recognition would result in the duplication of benefits under a TSYS Benefit Plan and a Synovus Benefit Plan.
SECTION 3
INDIVIDUAL ACCOUNT RETIREMENT PLANS
     3.1 TSYS 401(k) PLAN.
     (a) Establishment of the TSYS 401(k) Plan.
     (i) TSYS shall establish effective as of January 1, 2008 a 401(k) plan for the benefit of individuals who are TSYS Employees on such date (the “TSYS 401(k) Participants”) and for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, such plan shall have eligibility, contribution and vesting provisions which are the same as the eligibility, contribution and vesting provisions of the

Synovus 401(k) Plan as in effect on December 31, 2007 or, if the Synovus 401(k) Plan is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus 401(k) Plan as so amended (the “TSYS 401(k) Plan”). Each TSYS DTE shall receive service credit under the TSYS 401(k) Plan pursuant to Section 2.4 but shall receive no credit under such plan for compensation paid by Synovus for such service.
     (ii) TSYS before the Distribution Date shall be responsible for taking all appropriate action to establish and administer the TSYS 401(k) Plan so that it is qualified under Section 401(a) of the Code and that the trust which is established as part of such plan is exempt under Section 501(a) of the Code. TSYS on the Distribution Date shall be responsible for taking all appropriate action to administer the TSYS 401(k) Plan so that it remains qualified under Section 401(a) of the Code.
     (iii) TSYS (acting directly or through a member of the TSYS Group) shall be responsible for any and all Liabilities (including all Liabilities for funding) with respect to the TSYS 401(k) Plan.
     (b) Transfer of Synovus 401(k) Plan Assets.
     (i) As soon as reasonably practicable (but not later than thirty (30) days) following the Distribution Date (or such other date as mutually agreed to by the Parties), Synovus shall cause the trustee for the Synovus 401(k) Trust to transfer in-kind the assets underlying the account balances (including any unvested balances, outstanding loan balances and forfeitures) held in the Synovus 401(k) Trust for the TSYS 401(k) Participants (the “TSYS 401(k) Assets”) to the TSYS 401(k) Trust, and TSYS shall cause the TSYS 401(k) Trust to accept the transfer of the TSYS 401(k) Assets. TSYS effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities of the TSYS 401(k) Plan, including liabilities related to the TSYS 401(k) Assets. The transfer of the TSYS 401(k) Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(1)-1, and Section 208 of ERISA.
     (ii) As soon as reasonably practicable (but not later than thirty (30) days) following the one year anniversary of the Distribution Date (or such other date as mutually agreed to by the Parties), Synovus shall cause the trustee for the Synovus 401(k) Trust to transfer in-kind the assets underlying account balances (including any unvested balances, any outstanding loan balances and forfeitures) held in the Synovus 401(k) Trust for the TSYS DTEs to the TSYS 401(k) Trust (the “Delayed 401(k) Assets”), and TSYS shall cause the TSYS 401(k) Trust to accept the transfer of the Delayed 401(k) Assets. The Delayed 401(k) Assets shall include all contributions required to be made to the Synovus 401(k) Plan on behalf of the TSYS DTEs for 2007. TSYS effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities relating to the Delayed 401(k) Assets as of such transfer date. The transfer of the Delayed 401(k) Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA.
     (c) Continuation of Elections. The TSYS 401(k) Plan shall recognize all elections, including deferral, investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to TSYS 401(k)

Participants under the Synovus 401(k) Plan. TSYS DTEs will be eligible to enroll in the TSYS 401(k) Plan in accordance with the terms of such plan and will be eligible to make all elections and beneficiary designations in accordance with the terms of the TSYS 401(k) Plan and the procedures which TSYS or the TSYS 401(k) Plan has established for the making of such elections and designations.
     3.2 TSYS PROFIT SHARING PLAN.
     (a) Establishment of the TSYS Profit Sharing Plan.
     (i) TSYS shall establish effective as of January 1, 2008 a profit sharing plan for the benefit of individuals who are TSYS Employees on such date (the “TSYS Profit Sharing Participants”) and for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, such plan shall have eligibility, contribution and vesting provisions which are the same as the eligibility, contribution and vesting provisions of the Synovus Profit Sharing Plan as in effect on December 31, 2007 or, if the Synovus Profit Sharing Plan is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus Profit Sharing Plan as so amended (the “TSYS Profit Sharing Plan”). Each TSYS DTE shall receive service credit under the TSYS Profit Sharing Plan pursuant to Section 2.4 but shall receive no credit under such plan for compensation paid by Synovus for such service.
     (ii) TSYS shall be responsible for taking all appropriate action to establish and administer the TSYS Profit Sharing Plan so that it is qualified under Section 401(a) of the Code and that the trust which is a part of such plan is exempt under Section 501(a) of the Code. TSYS shall be responsible for taking all appropriate action to administer the TSYS Profit Sharing Plan so that it remains qualified under Section 401(a) of the Code.
     (iii) TSYS (acting directly or through a member of the TSYS Group) shall be responsible for any and all Liabilities (including all Liabilities for funding) with respect to the TSYS Profit Sharing Plan.
     (b) Transfer of Synovus Profit Sharing Plan Assets.
     (i) As soon as reasonably practicable (but not later than thirty (30) days) following the Distribution Date (or such other date as mutually agreed to by the Parties), Synovus shall cause the trustee for the Synovus Profit Sharing Trust to transfer in-kind the assets underlying the account balances (including any unvested balances, outstanding loan balances and forfeitures) held in the Synovus Profit Sharing Trust for the TSYS Profit Sharing Participants (the “TSYS Profit Sharing Assets”) to the TSYS Profit Sharing Trust, and TSYS shall cause the TSYS Profit Sharing Trust to accept the transfer of the TSYS Profit Sharing Assets. TSYS effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities of the TSYS Profit Sharing Plan, including liabilities related to the TSYS Profit Sharing Assets. The transfer of the TSYS Profit Sharing Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(1)-1, and Section 208 of ERISA.

     (ii) As soon as reasonably practicable (but not later than thirty (30) days) following the one year anniversary of the Distribution Date (or such other date as mutually agreed to by the Parties), Synovus shall cause the trustee for the Synovus Profit Sharing Trust to transfer in-kind the assets underlying account balances (including any unvested balances, any outstanding loan balances and forfeitures) held in the Synovus Profit Sharing Trust for the TSYS DTEs to the TSYS Profit Sharing Trust (the “Delayed Profit Sharing Assets”), and TSYS shall cause the TSYS Profit Sharing Trust to accept the transfer of the Delayed Profit Sharing Assets. The Delayed Profit Sharing Assets shall include all contributions required to be made to the Synovus Profit Sharing Plan on behalf of the TSYS DTEs for 2007. TSYS effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities relating to the Delayed Profit Sharing Assets as of such transfer date. The transfer of the Delayed Profit Sharing Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA.
     (c) Continuation of Elections. The TSYS Profit Sharing Plan shall recognize all elections, including deferral, investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to TSYS Profit Sharing Participants under the Synovus Profit Sharing Plan. TSYS DTEs will be eligible to enroll in the TSYS Profit Sharing Plan in accordance with the terms of such plan and will be eligible to make all elections and beneficiary designations in accordance with the terms of the TSYS Profit Sharing Plan and the procedures which TSYS or the TSYS Profit Sharing Plan has established for the making of such elections and designations.
     3.3 TSYS MONEY PURCHASE PENSION PLAN.
     (a) Establishment of the TSYS Money Purchase Pension Plan.
     (i) As soon as practical and in any event before December 31, 2008, TSYS shall establish effective as of January 1, 2008 a money purchase pension plan for the benefit of individuals who are TSYS Employees on such date (the “TSYS Money Purchase Participants”), and for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, such plan shall have eligibility, contribution and vesting provisions which are the same as the eligibility, contribution and vesting provisions of the Synovus Money Purchase Plan as in effect on December 31, 2007 or, if the Synovus Money Purchase Plan is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus Money Purchase Plan as so amended (the “TSYS Money Purchase Pension Plan”). Each TSYS DTE shall receive service credit under the TSYS Money Purchase Plan pursuant to Section 2.4 but shall receive no credit under such plan for compensation paid by Synovus for such service.
     (ii) TSYS shall be responsible for taking all appropriate action to establish and administer the TSYS Money Purchase Pension Plan so that it is qualified under Section 401(a) of the Code and that the trust which is a part of such plan is exempt under Section 501(a) of the Code. TSYS shall be responsible for taking all appropriate action to administer the TSYS Money Purchase Pension Plan so that it remains qualified under Section 401(a) of the Code.

     (iii) TSYS (acting directly or through a member of the TSYS Group) shall be responsible for any and all Liabilities (including all Liabilities for funding) with respect to the TSYS Money Purchase Pension Plan.
     (b) Transfer of Synovus Money Purchase Plan Assets.
     (i) As soon as reasonably practicable (but not later than thirty (30) days) following the date the TSYS Money Purchase Plan is established (or such other date as mutually agreed to by the Parties), Synovus shall cause the trustee for the Synovus Money Purchase Trust to transfer in-kind the assets underlying the account balances (including any unvested balances, outstanding loan balances and forfeitures) held in the Synovus Money Purchase Trust for the TSYS Money Purchase Participants (the “TSYS Money Purchase Assets”) to the TSYS Money Purchase Trust, and TSYS shall cause the TSYS Money Purchase Trust to accept the transfer of the TSYS Money Purchase Assets. TSYS effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities of the TSYS Money Purchase Pension Plan, including liabilities related to the TSYS Money Purchase Assets. The transfer of the TSYS Money Purchase Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(1)-1, and Section 208 of ERISA.
     (ii) As soon as reasonably practicable (but not later than thirty (30) days) following the one year anniversary of the Distribution Date (or such other date as mutually agreed to by the Parties), Synovus shall cause the trustee for the Synovus Money Purchase Trust to transfer in-kind the assets underlying account balances (including any unvested balances, any outstanding loan balances and forfeitures) held in the Synovus Money Purchase Trust for the TSYS DTEs to the TSYS Money Purchase Trust (the “Delayed Money Purchase Assets”), and TSYS shall cause the TSYS Money Purchase Trust to accept the transfer of the Delayed Money Purchase Assets. The Delayed Money Purchase Assets shall include all contributions required to be made to the Synovus Money Purchase Plan on behalf of the TSYS DTEs for 2007. TSYS effective as of the date of such transfer shall assume and fully perform, pay and discharge, all Liabilities relating to the Delayed Money Purchase Assets as of such transfer date. The transfer of the Delayed Money Purchase Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA.
     (c) Continuation of Elections. The TSYS Money Purchase Pension Plan shall recognize all elections, including investment and payment form elections, beneficiary designations, and the rights of alternate payees under qualified domestic relations orders with respect to TSYS Money Purchase Participants under the Synovus Money Purchase Plan. TSYS DTEs will be eligible to enroll in the TSYS Money Purchase Pension Plan in accordance with the terms of such plan and will be eligible to make all elections and beneficiary designations in accordance with the terms of the TSYS Money Purchase Pension Plan and the procedures which TSYS or the TSYS Money Purchase Pension Plan has established for the making of such elections and designations.
     3.4 RECIPROCAL PROVISIONS FOR SYNOVUS DTEs.
     (a) Transfer of Delayed TSYS Plan Assets. As soon as reasonable practicable (but not later than thirty (30) days) following the one year anniversary of the Distribution Date (or such other date as mutually agreed to by the Parties), TSYS shall cause the one or more trustees for the TSYS Money Purchase Pension Plan, the TSYS Profit Sharing Plan and the TSYS 401(k) Plan to transfer in-kind the assets underlying the account balances (including any unvested balances, any outstanding loan balances and forfeitures) for each such Synovus DTE to the Synovus Money Purchase Pension Plan, the Synovus Profit Sharing Plan and the Synovus 401(k) Plan, whichever is applicable (the “Delayed TSYS Plan Assets”), and Synovus shall cause the trusts maintained with respect to each of the Synovus Money Purchase Pension Plan, the Synovus Profit Sharing Plan and the Synovus 401(k) Plan to accept the transfer of its respective portion of the Delayed TSYS Plan Assets. The Delayed TSYS Plan Assets shall include all contributions required to be made to the TSYS Money Purchase Pension Plan, the TSYS Profit Sharing Plan and the TSYS 401(k) Plan on behalf of Synovus DTEs for 2007. Synovus effective as of the date of such transfer shall assume and fully perform, pay, and discharge, all Liabilities relating to the Delayed TSYS Plan Assets. The transfer of the Delayed TSYS Plan Assets shall be conducted in accordance with Section 414(l) of the Code, Treasury Regulation Section 1.414(l)-1, and Section 208 of ERISA.
     (b) Continuation of Elections. To the extent a Synovus DTE has elections and designations (including deferral, investment and payment form elections, beneficiary designations, and alternate payee designations) under the TSYS Money Purchase Pension Plan, the TSYS Profit Sharing Plan and the TSYS 401(k) Plan, such elections and designations shall be recognized and continued under any corresponding Synovus plan for such Synovus DTE.
     (c) Service and Compensation Credit. Each Synovus DTE shall receive service credit under the Synovus Money Purchase Pension Plan, the Synovus Profit Sharing Plan and the Synovus 401(k) Plan pursuant to Section 2.4 but shall receive no credit under such plans for compensation paid by TSYS for such service.
     3.5 Required Plan Provisions. The TSYS 401(k) Plan, the TSYS Profit Sharing Plan, and the TSYS Money Purchase Pension Plan shall provide that a Synovus DTE who transfers to Synovus prior to December 31, 2008 will be treated as satisfying any last day of the year requirement in such plans for purposes of receiving any contributions for periods prior to the Transfer Date provided such Synovus DTE is employed by Synovus on December 31, 2008. The Synovus 401(k) Plan, the Synovus Profit Sharing Plan, and the Synovus Money Purchase Plan shall be amended to provide that a TSYS DTE who transfers to TSYS prior to December 31, 2008 will be treated as satisfying any last day of the year requirement in such plans for purposes of receiving any contributions for periods prior to the Transfer Date provided such TSYS DTE is employed by TSYS on December 31, 2008.
SECTION 4
DEFERRED COMPENSATION PLANS
AND CHANGE IN CONTROL ARRANGEMENTS
     4.1 SYNOVUS DCP.
     (a) Synovus Participants. Synovus shall retain all Liabilities under the Synovus DCP with respect to Synovus Participants.

     (b) TSYS Participants.
     (i) Effective as of January 1, 2008, TSYS shall establish a TSYS deferred compensation plan for the benefit of individuals who are TSYS Participants on such date, and for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, such plan shall have eligibility, contribution, vesting and distribution provisions which are the same as the eligibility, contribution, vesting and distribution provisions in the Synovus DCP as in effect on December 31, 2007 or, if the Synovus DCP is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus DCP as so amended (the “TSYS DCP”). TSYS shall administer the TSYS DCP in accordance with applicable law, including Section 409A of the Code. Effective as of January 1, 2008, TSYS shall also establish a rabbi trust to hold all contributions and earnings credited pursuant to the TSYS DCP, which rabbi trust shall mirror the terms of the rabbi trust maintained with respect to the Synovus DCP as in effect on December 31, 2007 or, if the Synovus rabbi trust is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus rabbi trust as so amended (“TSYS Rabbi Trust”). TSYS shall maintain the TSYS Rabbi Trust for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date.
     (ii) TSYS (acting directly or though a member of the TSYS Group) shall be responsible for all Liabilities with respect to the TSYS DCP.
     (iii) As soon as practical (but not later than thirty (30) days) following the Distribution Date (or such other date as mutually agreed to by the Parties), Synovus shall transfer assets to the TSYS Rabbi Trust equal to the Liabilities under the Synovus DCP with respect to TSYS Participants (determined on the date of the asset transfer) and effective upon such transfer, Synovus shall have no Liability with respect to TSYS Participants. In addition, as soon as practical following the date a TSYS DTE who is a participant in the Synovus DCP is transferred to TSYS (or such other date or dates as mutually agreed to by the Parties), Synovus shall transfer assets to the TSYS Rabbi Trust equal to the Liabilities under the Synovus DCP with respect to such participant (determined on the date of the asset transfer) and effective upon such transfer, Synovus shall have no Liability with respect to such participant.
     4.2 CHANGE IN CONTROL ARRANGEMENTS. For each TSYS Employee with whom TSYS has entered into a change in control agreement and who is identified on Schedule A to this Agreement, effective as of the Distribution Date, TSYS shall (subject to obtaining any consent required from the affected TSYS Employee) amend such agreement to exclude any change in control of Synovus from the definition of a change in control under the agreement. TSYS shall use reasonable efforts to obtain any such required consents from affected TSYS Employees. In addition, TSYS shall establish as of the Distribution Date a change in control plan for TSYS Participants identified on Schedule B to this Agreement which for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date is identical in all material respects (except that a change in control shall be limited to a change in control of TSYS) to the Synovus change in control plan, as in effect for these TSYS Participants immediately before the Distribution Date. Synovus shall amend its change of control plan to exclude TSYS Participants and to eliminate the change of control definition for such TSYS Participants.

SECTION 5
SELF-INSURED MEDICAL COVERAGE AND VEBA
     (a) Adoption of TSYS Retiree Medical Plan, TSYS Employee Health Plan and TSYS VEBA. Effective no later than the Distribution Date and continuing for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, TSYS shall, or shall have caused one or more members of the TSYS Group to, adopt a retiree medical plan, a group health plan, and a related trust which is intended to be tax-exempt under Section 501(c)(9) of the Code (i) to provide retiree medical benefits in accordance with the terms of the Synovus Retiree Medical Plan as in effect on December 31, 2007 (or, if the Synovus Retiree Medical Plan is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus Retiree Medical Plan as so amended) to TSYS Participants who immediately prior to the Distribution Date were participants in the Synovus Retiree Medical Plan, and (ii) to provide group health benefits in accordance with the terms of the Synovus Employee Health Plan as in effect on December 31, 2007 (or, if the Synovus Employee Health Plan is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus Employee Health Plan as so amended) (A) to TSYS Participants who immediately prior to the Distribution Date were participants in the Synovus Employee Health Plan, and (B) to each TSYS DTE who immediately prior to his or her Transfer Date is a participant in the Synovus Employee Health Plan (such retiree medical plan, the “TSYS Retiree Medical Plan”, such group health plan, the “TSYS Employee Health Plan”, such medical trust, the “TSYS VEBA”, and such TSYS Participants, the “TSYS Self-Insured Plan Participants”). TSYS shall be responsible for taking all appropriate action to adopt and administer the TSYS Retiree Medical Plan and TSYS Employee Health Plan and to timely file the appropriate request with the Internal Revenue Service for a tax exemption for the TSYS VEBA under Section 501(c)(9) of the Code.
     (b) Assumption of Liabilities by TSYS. TSYS (acting directly or through a member of the TSYS Group) shall be responsible for any and all Liabilities (including Liabilities for funding) with respect to the TSYS Retiree Medical Plan and the TSYS Employee Health Plan. Effective as of the Distribution Date, TSYS (acting directly or through a member of the TSYS Group) hereby agrees to cause the TSYS Retiree Medical Plan and the TSYS Employee Health Plan to assume, and to fully perform, pay and discharge, all accrued but unpaid benefits as of the Distribution Date, including incurred but unreported claims for benefits, and any credits under the Synovus Retiree Medical Plan and the Synovus Employee Health Plan relating to all TSYS Self-Insured Plan Participants as of the Distribution Date with respect to individuals described in Section 5(a)(i) and Section 5(a)(ii)(A) and as of the applicable Transfer Date with respect to individuals described in Section 5(a)(ii)(B), provided that Synovus has caused the Synovus Retiree Medical Plan for the period following the date hereof and through the Distribution Date or applicable Transfer Date (as the case may be) to follow such plan’s standard policies and practices for processing and paying incurred and reported claims with respect to TSYS Employees, Former TSYS Employees and TSYS DTEs. Synovus shall have no Liability for TSYS Participants as of the Distribution Date or for TSYS DTE as of their respective Transfer Dates for any self-insured medical benefits.
     (c) Transfer of Assets. The Synovus Retiree Medical Plan and the Synovus Employee Health Plan are funded through a trust Synovus maintains which is intended to be tax exempt under Section 501(c)(9) (the “Synovus VEBA”). As of the Distribution Date, Synovus and TSYS shall determine the portion of the assets held in the Synovus VEBA attributable to Liabilities for medical benefits payable to TSYS Participants and transfer such portion of the assets to the TSYS VEBA. The portion of the assets attributable to Liabilities for medical benefits payable to TSYS Participants shall be determined by multiplying the fair market value of the assets in the Synovus VEBA as of the Distribution Date by a fraction, the numerator of which is the number of TSYS Participants participating in either the Synovus Retiree Medical Plan or the Synovus Employee Health Plan on the Distribution Date and the denominator of which is the total number of Synovus Participants and TSYS Participants participating in the Synovus Retiree Medical Plan or the Synovus Employee Health Plan on the Distribution Date. This transfer of assets is intended to fund Liabilities under both the TSYS Retiree Medical Plan and the TSYS Employee Health Plan.
SECTION 6
HEALTH, WELFARE AND OTHER PLANS
     6.1 ADOPTION OF HEALTH, WELFARE AND OTHER PLANS.
     (a) Adoption of the TSYS Welfare Plans. In addition to the long-term disability plan addressed in Section 9, Synovus or one or more of its Subsidiaries maintain each of the health and welfare plans set forth on Schedule B to this Agreement (collectively the “Synovus Welfare Plans” and individually a “Synovus Welfare Plan”) and each of the other plans set forth on Schedule C to this Agreement (collectively the “Synovus Miscellaneous Plans”) and individually a “Synovus Miscellaneous Plan” for the benefit of eligible Synovus Participants and TSYS Participants. Effective as of the Distribution Date and continuing for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, TSYS shall, or shall cause a member of the TSYS Group to adopt for the benefit of eligible TSYS Participants (i) health and welfare plans which provide benefits which are the same as the benefits provided under the corresponding Synovus Welfare Plans in which such individuals participate on December 31, 2007 as each such plan is then in effect or if a Synovus Welfare Plan is amended after December 31, 2007 and TSYS elects to make such amendment, the Synovus Welfare Plan as so amended (collectively the “TSYS Welfare Plans” and individually an “TSYS Welfare Plan”), and (ii) plans which provide the same benefits as the benefits provided under the Synovus Miscellaneous Plans in which such individuals participate on December 31, 2007 or if a Synovus Miscellaneous Plan is amended after December 31, 2007 and TSYS elects to make such amendment, the Synovus Miscellaneous Plan as so amended (collectively the “TSYS Miscellaneous Plans” and individually a “TSYS Miscellaneous Plan”).
     (b) Terms of Participation in TSYS Welfare Plans and TSYS Miscellaneous Plans. TSYS (acting directly or through a member of the TSYS Group) shall cause each TSYS Welfare Plan, the TSYS long-term disability plan and each TSYS Miscellaneous Plan, if applicable, to (i) waive all limitations as to preexisting conditions, exclusions, and service conditions with respect to participation and coverage requirements applicable to TSYS Participants and TSYS DTEs, other than limitations that were in effect with respect to (A) TSYS Participants as of the Distribution Date and (B) each TSYS DTE as of such TSYS DTE’s Transfer Date, in each case under the corresponding Synovus Welfare Plan, Synovus long-term disability plan or Synovus

Miscellaneous Plan, (ii) honor any deductibles, out-of-pocket maximums, and co-payments incurred by TSYS Participants and TSYS DTEs under the corresponding Synovus Welfare Plan, Synovus long-term disability plan or Synovus Miscellaneous Plan in satisfying any applicable deductibles, out-of-pocket maximums or co-payments under a TSYS Welfare Plan, TSYS long-term disability plan or TSYS Miscellaneous Plan during the same plan year in which such deductibles, out-of-pocket maximums and co-payments were made, and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to an TSYS Participant following the Distribution Date or to a TSYS DTE following such TSYS DTE’s Transfer Date, to the extent such TSYS Participant or TSYS DTE, as applicable, had satisfied any similar limitation under the corresponding Synovus Welfare Plan, Synovus long-term disability plan or Synovus Miscellaneous Plan; provided, however, that in regard to the application of this Section 6.1(b) to the TSYS long-term disability plan, TSYS shall be deemed to have complied with this Section 6.1(b) to the extent TSYS uses commercially reasonable efforts to do so.
     (c) Continuation of Elections. With respect to TSYS Participants, as of the Distribution Date, TSYS (acting directly or through a member of the TSYS Group) shall cause each TSYS Welfare Plan, TSYS long-term disability plan and TSYS Miscellaneous Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by TSYS Participants under the corresponding Synovus Welfare Plan, Synovus long-term disability plan or Synovus Miscellaneous Plan, as applicable, and apply such elections and designations under the TSYS Welfare Plan, TSYS long-term disability plan or TSYS Miscellaneous Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable. With respect to each TSYS DTE, as of such TSYS DTE’s Transfer Date, TSYS (acting directly or through a member of the TSYS Group) shall cause each TSYS Welfare Plan, TSYS long-term disability plan and TSYS Miscellaneous Plan to recognize all elections and designations (including all coverage and contribution elections and beneficiary designations) made by such TSYS DTE under, or with respect to, the corresponding Synovus Welfare Plan, Synovus long-term disability plan or Synovus Miscellaneous Plan, as applicable, and apply such elections and designations under the TSYS Welfare Plan, TSYS long-term disability plan or TSYS Miscellaneous Plan for the remainder of the period or periods for which such elections or designations are by their original terms applicable.
     6.2 LIABILITIES FOR CLAIMS.
     (a) TSYS Employees and Former TSYS Employees. Effective as of the Distribution Date, TSYS shall, or shall have caused one or more members of the TSYS Group to, assume all Liabilities under the Synovus Welfare Plans and the Synovus Miscellaneous Plans for claims incurred by TSYS Employees and Former TSYS Employees, in each case, regardless of whether such Liabilities relate to claims incurred before, on or after the Distribution Date, and TSYS agrees to pay, perform and discharge all such Liabilities; provided, however, that notwithstanding the foregoing, TSYS and members of the TSYS group shall not assume any Liability under such plans related to a claim incurred by a TSYS Employee or Former TSYS Employee before the Distribution Date to the extent such claim is covered under an insurance contract held by Synovus or a member of the Synovus Group.

     (b) TSYS DTEs. Effective as of the Transfer Date for each TSYS DTE, TSYS shall, or shall have caused one or more members of the TSYS Group to, assume all Liabilities under the Synovus Welfare Plans and the Synovus Miscellaneous Plans for claims incurred by such TSYS DTE, regardless of whether such Liabilities relate to claims incurred before, on or after, his or her Transfer Date, and TSYS agrees to pay, perform and discharge all such Liabilities; provided, however, that notwithstanding the foregoing, TSYS and members of the TSYS group shall not assume any Liability under such plans related to a claim incurred by a TSYS DTE before his or her Transfer Date to the extent such claim is covered under an insurance contract held by Synovus or a member of the Synovus Group.
     (c) Synovus Liabilities. Synovus shall retain all Liabilities under the Synovus Welfare Plans and the Synovus Miscellaneous Plans for claims incurred by Synovus Employees and Former Synovus Employees, and Synovus (subject to Section 6.2(a) and Section 6.2(b)), shall cause the Synovus Welfare Plans and the Synovus Miscellaneous Plans to continue to process and pay all claims incurred and reported before the Distribution Date for TSYS Employees and Former TSYS Employees and all claims incurred and reported for a TSYS DTE before his or her Transfer Date in accordance with each such plan’s standard policies and practices for processing and paying claims. TSYS shall reimburse Synovus for any claims processed and paid under Section 6.2(c) for TSYS Employees, Former TSYS Employees and TSYS DTEs in accordance with Sections 6.2(a) and (b).
SECTION 7
FLEXIBLE SPENDING ACCOUNT PLANS
     7.1 PLANS. Effective as of the Distribution Date and continuing for the period commencing on the Distribution Date and ending on the earlier of December 31, 2008 or the Transaction Change Date, TSYS (acting directly or through a member of the TSYS Group) shall establish flexible spending account plans (the “TSYS Flexible Spending Account Plans”) with features that are the same as those in the Synovus flexible spending account plans on December 31, 2007 or, if the Synovus flexible spending account plans are amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus flexible spending account plans as amended (the “Synovus Flexible Spending Account Plans”). Effective as of the Distribution Date, TSYS (acting directly or through a member of the TSYS Group) shall assume responsibility for administering all reimbursement claims under the TSYS Flexible Spending Account Plans for TSYS Participants with respect to calendar year 2008. With respect to each TSYS DTE, effective as of such TSYS DTE’s Transfer Date, TSYS (acting directly or through a member of the TSYS Group) shall assume responsibility for administering all reimbursement claims under the TSYS Flexible Spending Account Plans for such TSYS DTE with respect to the calendar year in which such TSYS DTE’s Transfer Date occurs, whether arising before, on, or after such Transfer Date.
     7.2 CASH TRANSFERS. As soon as administratively practicable following a TSYS DTE’s Transfer Date, Synovus shall cause to be transferred to TSYS an amount in cash equal to (i) the sum of all contributions to the Synovus Flexible Spending Account Plans made with respect to calendar year 2008 by or on behalf of such TSYS DTE for the calendar year in which the Transfer Date for such TSYS DTE occurs, reduced by (ii) the sum of all claims incurred in the calendar year in which the applicable Transfer Date occurs and paid by the Synovus Flexible Spending Account Plans with respect to each TSYS DTE. If a TSYS DTE has a negative balance in the Synovus Flexible Spending Account Plans related to health care expenses on the Transfer Date, TSYS shall reimburse Synovus for such shortfall to the extent of the payroll deductions TSYS collects from the TSYS DTE after the Transfer Date and before the end of the calendar year in which the Transfer Date occurs. All assets or obligations relating to all participants in the Synovus Flexible Spending Account Plans with respect to periods ending on or before December 31, 2007 (or December 31, 2008 for each TSYS DTE with a Transfer Date in calendar year 2009) will be retained by Synovus.
     7.3 SYNOVUS DTEs. The administration of reimbursement claims under the Synovus Flexible Spending Account Plans for a Synovus DTE and the related cash transfers shall be handled in the same manner (although the respective duties and obligations of Synovus and TSYS are reversed) as the administration and cash transfers are handled for a TSYS DTE under Section 7.1 and Section 7.2.
SECTION 8
COBRA
     8.1 TSYS PARTICIPANTS. Effective as of the Distribution Date, TSYS (acting directly or through a member of the TSYS Group) shall assume, or shall have caused the TSYS Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to TSYS Participants who, as of the day prior to the Distribution Date, were covered under a Synovus Welfare Plan pursuant to COBRA or who had a COBRA qualifying event (as defined in Code Section 4980B) prior to the Distribution Date.
     8.2 TSYS DTEs. Effective as of a TSYS DTE’s Transfer Date, TSYS (acting directly or through a member of the TSYS Group) shall assume, or shall have caused the TSYS Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to such TSYS DTE (and his or her qualified beneficiaries under COBRA) to the extent such TSYS DTE was, as of the day prior to such TSYS DTE’s Transfer Date, covered under a Synovus Welfare Plan pursuant to COBRA or who had a COBRA qualifying event (as defined in Code Section 4980B) prior to the TSYS DTE’s Transfer Date.
     8.3 SYNOVUS DTEs. Effective as of a Synovus DTE’s Transfer Date, Synovus (acting directly or through a member of the Synovus Group) shall assume, or shall have caused the Synovus Welfare Plans to assume, responsibility for compliance with the health care continuation coverage requirements of COBRA with respect to such Synovus DTE (and his or her qualified beneficiaries under COBRA) to the extent such Synovus DTE was, as of the day prior to such Synovus DTE’s Transfer Date, covered under a TSYS Welfare Plan pursuant to COBRA or who had a COBRA qualifying event (as defined in Code Section 4980B) prior to the Synovus DTE’s Transfer Date.

SECTION 9
LONG-TERM DISABILITY
     (a) Effective as of the Distribution Date and continuing until the earlier of December 31, 2008 or the Transaction Change Date, TSYS (acting directly or through a member of the TSYS Group) shall establish a long-term disability plan with eligibility and benefits that are the same as the eligibility and benefits provided under the Synovus long-term disability plan on December 31, 2007 or, if the Synovus long-term disability plan is amended after December 31, 2007 and TSYS elects to make such amendments, the Synovus long-term disability plan as so amended. Each TSYS Participant and each Synovus Participant who is receiving long-term disability benefits as of the Distribution Date shall continue (subject to any applicable plan limitations) to receive benefits on or after the Distribution Date under the same long-term disability plan that is providing such benefits immediately before the Distribution Date. In the event a TSYS Participant or Synovus Participant incurs an illness or injury before the Distribution Date which would entitle such TSYS Participant or Synovus Participant to receive long-term disability benefits beginning on or after the Distribution Date, such individual shall be entitled to receive (subject to any applicable plan limitations) long-term disability benefits on or after the Distribution Date under the long-term disability plan in which such TSYS Participant or Synovus Participant participated immediately before the Distribution Date.
SECTION 10
WORKERS’ COMPENSATION
     Synovus shall be responsible for all liabilities for workers’ compensation claims incurred by TSYS Participants before the Distribution Date and TSYS shall be responsible for all liabilities for workers’ compensation incurred by TSYS Participants on or after the Distribution Date.
SECTION 11
SEVERANCE BENEFITS
     Synovus and TSYS acknowledge and agree that the transactions contemplated by the Distribution Agreement will not cause any TSYS Participant or Synovus Participant to be entitled to benefits under any policy, plan, program or agreement of Synovus or TSYS or any member of the Synovus Group or the TSYS Group that provides for the payment of severance or similar benefits in the event of a termination of employment.
SECTION 12
ANNUAL INCENTIVE PLANS
     Synovus shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations relating to any annual incentive plan for Synovus Employees for 2008 and thereafter, and TSYS shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations, relating to any annual incentive plan for TSYS

Employees for 2008 and thereafter. However for each TSYS DTE, TSYS shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations to such individual for the calendar year which includes such individual’s Transfer Date, regardless of whether such obligations arise under a Synovus bonus plan, a TSYS bonus plan, or a combination of such plans, and for each Synovus DTE, Synovus shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations to such individual for the calendar year which includes such individual’s Transfer Date, regardless of whether such obligations arise under a Synovus bonus plan, a TSYS bonus plan, or a combination of such plans, provided that in either case in no event shall the amount payable in respect of the portion of the calendar year preceding the applicable Transfer Date be less than a pro-rata portion of the bonus that would have been earned under the plan in effect during such period had participation in such plan continued for the remainder of the calendar year. Synovus shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations in respect of 2007 for each individual who was on a Synovus payroll for the entirety of 2007, and TSYS shall be responsible for all Liabilities and fully perform, pay and discharge all annual bonus obligations in respect of 2007 for each individual who was on a TSYS payroll for the entirety of 2007, regardless whether such person is a Synovus Employee or a TSYS Employee. Notwithstanding the foregoing, in no event shall a Person receive a duplication of benefits under this Section 12.
SECTION 13
EQUITY INCENTIVE PLANS
     13.1 EQUITY INCENTIVE AWARDS. This Section 13 sets forth obligations and agreements between the Parties with respect to the treatment of outstanding equity incentive awards as of the Distribution Date.
     13.2 TREATMENT OF OUTSTANDING SYNOVUS OPTIONS.
     (a) Synovus Employees. Each option to purchase shares of Synovus Common Stock (each, a “Synovus Option”) outstanding under the Synovus Stock Plans on the Distribution Date which is held by any Person other than an TSYS Employee or a Former TSYS Employee shall remain an option to purchase Synovus Common Stock issued under the Synovus Stock Plans (each such option, a “Remaining Synovus Option”). Each Remaining Synovus Option shall be subject to the same terms and conditions after the Distribution Date as the terms and conditions applicable to the corresponding Synovus Option immediately prior to the Distribution Date. The exercise price and number of shares subject to each Remaining Synovus Option shall be adjusted by action of the Synovus Committee under the applicable Synovus Stock Plan as follows: (i) the number of shares of Synovus Common Stock subject to each such Remaining Synovus Option shall be equal to the product of (x) the number of shares of Synovus Common Stock subject to the corresponding Synovus Option immediately prior to the Distribution Date and (y) the Synovus Share Ratio, with fractional shares rounded down to the nearest whole share and (ii) the per-share exercise price of each such Remaining Synovus Option shall be equal to the product of (x) the per-share exercise price of the corresponding Synovus Option immediately prior to the Distribution Date and (y) the Synovus Price Ratio, rounded up to the nearest whole cent;

provided, however, in all circumstances the adjustment shall be made in a manner that satisfies Section 409A of the Code.
     (b) TSYS Employees. Each Synovus Option outstanding under the Synovus Stock Plans which is held by a TSYS Employee or a Former TSYS Employee on the Distribution Date shall be converted as of the Distribution Date into an option to purchase shares of TSYS Common Stock (each such option, an “TSYS Option”) pursuant to the terms of the TSYS Stock Plans subject to terms and conditions after the Distribution Date that are substantially similar to (to the extent practicable) the terms and conditions applicable to the corresponding Synovus Option immediately prior to the Distribution Date. The exercise price and number of shares subject to such TSYS Option shall be determined as follows: (i) the number of shares of TSYS Common Stock subject to each such TSYS Option shall be equal to the product of (x) the number of shares of Synovus Common Stock subject to the corresponding Synovus Option immediately prior to the Distribution Date and (y) the TSYS Share Ratio, with fractional shares rounded down to the nearest whole share and (ii) the per-share exercise price of each such TSYS Option shall be equal to the product of (x) the per-share exercise price of the corresponding Synovus Option immediately prior to the Distribution Date and (y) the TSYS Price Ratio, rounded up to the nearest whole cent; provided, however, in all circumstances the adjustment shall be made in a manner that satisfies Section 409A of the Code.
     (c) Synovus DTEs and TSYS DTEs.
     (i) Each Remaining Synovus Option held by a TSYS DTE on the Distribution Date shall be adjusted under Section 13.2(a) on the same basis as any other Synovus Option.
     (ii) Each Remaining Synovus Option that is held by a TSYS DTE on such TSYS DTE’s Transfer Date shall be amended as of such Transfer Date to treat such TSYS DTE’s employment with TSYS the same as employment with Synovus for purposes of any vesting schedule applicable to such Remaining Synovus Option and for purposes of determining when the exercise period for such Remaining Synovus Option has ended due to a termination of such TSYS DTE’s employment. Upon the exercise of such a Remaining Synovus Option, the exercise price shall be paid to (or otherwise satisfied to the satisfaction of) Synovus in accordance with the terms of the Remaining Synovus Option, and Synovus shall be solely responsible for the issuance of Synovus Common Stock and for taking reasonable steps to ensure the withholding of all applicable tax on behalf of TSYS and the remittance of such withholding tax to TSYS. TSYS shall be responsible for the satisfaction of all tax reporting requirements in respect of such exercise, shall be responsible for remitting the appropriate withholding amounts to the appropriate taxing authorities, and shall be entitled to the benefit of any tax deduction in respect of the exercise of such Remaining Synovus Option. To the extent TSYS is entitled to the benefit of any tax deduction in respect of the exercise of such Remaining Synovus Option by a TSYS DTE, or to the extent TSYS is entitled to the benefit of any tax deduction in respect of the exercise of a TSYS Option by a TSYS Employee who transfers from the Synovus Group to the TSYS Group prior to the Distribution Date, TSYS shall reimburse Synovus within fifteen (15) days after such exercise occurs for an amount equal to the “Option Tax Benefit Reimbursement Amount”. The Option Tax Benefit Reimbursement Amount for this Section 13.2(c)(ii) shall be equal to the benefit of the tax deduction received by TSYS with respect to such exercise multiplied by a fraction, the numerator of which fraction shall be equal to the number of calendar months such employee was employed with the Synovus Group during the term of said option and the denominator of which fraction shall be equal to the number of calendar months from the grant date of the option to the exercise date of such option. Any accounting expense under FAS 123R for each Remaining Synovus Option that is held by a TSYS DTE as of such TSYS DTE’s Transfer Date shall be borne by TSYS effective as of such Transfer Date.
     (iii) Each TSYS Option held by a Synovus DTE on such Synovus DTE’s Transfer Date shall be amended as of such Transfer Date to treat such Synovus DTE’s employment with Synovus the same as employment with TSYS for purposes of any vesting schedule applicable to such option and for purposes of determining when the exercise period for such TSYS Option has ended due to a termination of such Synovus DTE’s employment. Upon the exercise of such a TSYS Option, the exercise price shall be paid to (or otherwise satisfied to the satisfaction of) TSYS in accordance with the terms of such TSYS Option, and TSYS shall be solely responsible for the issuance of TSYS Common Stock and for taking reasonable steps to ensure the withholding of all applicable tax on behalf of Synovus and the remittance of such withholding tax to Synovus. Synovus shall be responsible for the satisfaction of all tax reporting requirements in respect of such exercise, shall be responsible for remitting the appropriate withholding amounts to the appropriate taxing authorities, and shall be entitled to the benefit of any tax deduction in respect of the exercise of such TSYS Option. To the extent Synovus is entitled to the benefit of any tax deduction in respect of the exercise of such TSYS Option by a Synovus DTE, or to the extent Synovus is entitled to the benefit of any tax deduction in respect of the exercise of a Remaining Synovus Option by a Synovus Employee who transfers from the TSYS Group to the Synovus Group prior to the Distribution Date, Synovus shall reimburse TSYS within fifteen (15) days after such exercise occurs for an amount equal to the “Option Tax Benefit Reimbursement Amount”. The “Option Tax Benefit Reimbursement Amount” for this Section 13.2(c)(iii) shall be equal to the benefit of the tax deduction received by Synovus with respect to such exercise multiplied by a fraction, the numerator of which fraction shall be equal to the number of calendar months such employee was employed with the TSYS Group during the term of said option and the denominator of which fraction shall be equal to the number of calendar months from the grant date of the option to the exercise date of such option. Any accounting expense under FAS 123R for each TSYS Option that is held by a Synovus DTE as of such Synovus DTE’s Transfer Date shall be borne by Synovus effective as of such Transfer Date.
     13.3 TREATMENT OF OUSTANDING TSYS OPTIONS. Each option to purchase TSYS Common Stock held by an employee of TSYS who transfers to Synovus on the Distribution Date shall be converted into a Synovus Option using the same basic procedure set forth in Section 13.2(b).

     13.4 TREATMENT OF OUTSTANDING RESTRICTED STOCK.
     (a) General. Each individual who holds shares of Synovus Restricted Stock outstanding under a Synovus Stock Plan as of the Distribution Date shall continue to hold such shares of Synovus Restricted Stock and, in addition, shall receive a dividend of TSYS Common Stock the same as any other holder of outstanding shares of Synovus Common Stock on the Distribution Date. Such TSYS Common Stock shall (to the extent practicable) be subject to the same terms, conditions and restrictions as the related Synovus Restricted Stock. Synovus shall treat employment by TSYS and each member of the TSYS Group as employment by Synovus under the Synovus Stock Plans with respect to outstanding Synovus Restricted Stock grants which are held by TSYS Employees and TSYS DTEs and TSYS shall treat employment by Synovus and each member of the Synovus Group as employment by TSYS under the TSYS Stock Plans with respect to TSYS Restricted Stock grants which are held by Synovus Employees and Synovus DTEs.
     (b) Tax Aspects. Upon the lapse of the restrictions on a share of Synovus Restricted Stock held by a TSYS Employee or TSYS DTE, Synovus shall be responsible for taking reasonable steps to ensure the withholding of all applicable tax on behalf of TSYS and the remittance of such withholding tax to TSYS. Upon the lapse of the restrictions on a share of TSYS Restricted Stock or a share of TSYS Common Stock issued on the Distribution Date to a holder of Synovus Restricted Stock held by a Synovus Employee or Synovus DTE, TSYS shall be responsible for taking reasonable steps to ensure the withholding of all applicable tax on behalf of Synovus and the remittance of such withholding tax to Synovus. TSYS or Synovus as the employer of a TSYS DTE or Synovus DTE, respectively, on the date, if any, that the restrictions on the restricted stock lapse shall be entitled to the benefit of any tax deduction with respect to such shares of restricted stock and shall be responsible for the satisfaction of all tax reporting requirements upon such lapse of the restrictions and shall be responsible for remitting the appropriate withholding amounts to the appropriate taxing authorities. To the extent TSYS is entitled to the benefit of any tax deduction in respect of the lapse of the restrictions on a share of Synovus Restricted Stock held by a TSYS DTE, or by a TSYS Employee who transfers from the Synovus Group to the TSYS Group prior to the Distribution Date, TSYS shall reimburse Synovus within fifteen (15) days after such lapse of restrictions occurs for an amount equal to the “Synovus Restricted Stock Tax Benefit Reimbursement Amount”. The “Synovus Restricted Stock Tax Benefit Reimbursement Amount” shall be equal to the benefit of the tax deduction received by TSYS with respect to such lapse of restrictions multiplied by a fraction, the numerator of which fraction shall be equal to the number of calendar months such employee was employed with the Synovus Group during the term of said restricted stock and the denominator of which fraction shall be equal to the number of calendar months from the grant date of the restricted stock to the date such restrictions lapse. Any accounting expense under FAS 123R for the shares of Synovus Restricted Stock that are held by a TSYS DTE as of such TSYS DTE’s Transfer Date shall be borne by TSYS effective as of such Transfer Date. To the extent Synovus is entitled to the benefit of any tax deduction in respect of the lapse of the restrictions on a share of TSYS Restricted Stock (or a share of TSYS Common Stock issued on the Distribution Date to a holder of Synovus Restricted Stock) held by a Synovus DTE, or by a Synovus Employee who transfers from the TSYS Group to the Synovus Group prior to the Distribution Date, Synovus shall reimburse TSYS within fifteen (15) days after such occurs for an amount equal to the “TSYS Restricted Stock Tax Benefit Reimbursement Amount”. The “TSYS Restricted Stock

Tax Benefit Reimbursement Amount” shall be equal to the benefit of the tax deduction received by Synovus with respect to such lapse of restrictions multiplied by a fraction, the numerator of which fraction shall be equal to the number of calendar months such employee was employed with the TSYS Group during the term of said restricted stock and the denominator of which fraction shall be equal to the number of calendar months from the grant date of the restricted stock to the date such restrictions lapse. Any accounting expense under FAS 123R for the shares of TSYS Restricted Stock (or a share of TSYS Common Stock issued on the Distribution Date to a holder of Synovus Restricted Stock) that are held by a Synovus DTE as of such Synovus DTE’s Transfer Date shall be borne by Synovus effective as of such Transfer Date.
     (c) Forfeitures. If a share of TSYS Restricted Stock or a share of TSYS Common Stock issued on the Distribution Date to a holder of Synovus Restricted Stock is forfeited, such share of stock shall revert to TSYS and shall be cancelled by TSYS. If a share of Synovus Restricted Stock is forfeited, such share of stock shall revert to Synovus and shall be cancelled by Synovus.
     13.5 STOCK PURCHASE PLANS. Synovus shall continue to maintain the Synovus Employee Stock Purchase Plan (the “Synovus Employee Stock Purchase Plan”) for Synovus Employees and TSYS shall continue to maintain the TSYS Employee Stock Purchase Plan (the “TSYS Employee Stock Purchase Plan”) for TSYS Employees as of the Distribution Date. For purposes of the Synovus Employee Stock Purchase Plan, Synovus shall grant service credit in accordance with Section 2.4 hereof, and for purposes of the TSYS Employee Stock Purchase Plan, TSYS shall grant service credit in accordance with Section 2.4 hereof.
SECTION 14
TIME OFF BENEFITS
     14.1 TSYS EMPLOYEES AND TSYS DTES. Effective as of the Distribution Date for TSYS Employees and effective as of the Transfer Date for each TSYS DTE, TSYS shall, or shall have caused one or more members of the TSYS Group, to assume all Liabilities for vacation time, paid days off, major medical and other time-off benefits with respect to such individuals, in each case, regardless of whether such Liabilities relate to claims incurred before, on or after the Distribution Date or, where applicable, a Transfer Date, and TSYS agrees to pay, perform and discharge all such Liabilities. Effective as of the Distribution Date, TSYS shall credit each TSYS Employee with the amount of accrued but unused vacation time, paid days off, major medical and other time-off benefits pursuant to this Section 14.1 as of the Distribution Date, or with respect to each TSYS DTE, as of his or her Transfer Date. Notwithstanding the foregoing, TSYS shall not be required to credit any TSYS Employee or TSYS DTE with any accrual to the extent that a benefit attributable to such accrual is provided by the Synovus Group.
     14.2 SYNOVUS DTE. Effective as of the Transfer Date for each Synovus DTE, Synovus shall, or shall have caused one or more members of the Synovus Group, to assume all Liabilities for vacation time, paid days off, major medical and other time-off benefits with respect to such individuals, in each case, regardless of whether such Liabilities relate to claims incurred before, on or after the Transfer Date and Synovus agrees to pay, perform and discharge all such Liabilities. Effective as of the Transfer Date, Synovus shall credit each Synovus DTE with the amount of accrued but unused vacation time, paid days off, major medical and other time-off benefits pursuant to this Section 14.2 as of the Transfer Date. Notwithstanding the foregoing, Synovus shall not be required to credit any Synovus DTE with any accrual to the extent that a benefit attributable to such accrual is provided by the TSYS Group.
SECTION 15
DIRECTOR PLANS
     Synovus and TSYS shall take the necessary and appropriate steps to timely separate (on an individual company basis) any vendor agreements and administration arrangements that apply to Synovus and TSYS on a combined basis as of the Distribution Date with respect to any plans, programs and arrangements maintained for the benefit of members of the Board of Directors of Synovus and the Board of Directors of TSYS.
SECTION 16
INDEMNIFICATION
     The indemnification provisions in the Indemnification and Insurance Matters Agreement shall apply to this Agreement as if such provisions were set forth in this Agreement.
SECTION 17
GENERAL AND ADMINISTRATIVE
     17.1 SHARING OF INFORMATION. Synovus and TSYS (acting directly or through members of the Synovus Group or TSYS Group, respectively) shall provide to the other and their respective agents all Information in accordance with Article 5 of the Distribution Agreement. The Parties also hereby agree to enter into any agreement that may be required for the sharing of any Information pursuant to this Agreement to comply with the requirements of HIPAA and any other applicable Law.
     17.2 TRANSFER OF EMPLOYEE RECORDS. Subject to applicable Law, as soon as practicable following the Distribution Date, Synovus shall transfer and assign to TSYS all Employee Records relating to TSYS Participants. For purposes of this Agreement, Employee Records shall mean, as applicable, records that pertain to (a) skill and development training (I-learn), (b) employment histories, (c) salary and benefit information, such as, all payroll deduction authorizations and elections, whether voluntary or mandated by law, including but not limited to W-4 forms and deductions for benefits such as insurance, flexible spending account and retirement savings, charitable giving, insurance beneficiary designations, and flexible spending account enrollment confirmations, (d) I-9 forms and work authorization records (“Immigration Records”), (e) Occupation, Safety and Health Administration reports and records and (f) active medical restriction forms. Subject to applicable law, Synovus shall transfer and assign to TSYS all Employee Records relating to TSYS DTEs on the Transfer Date, or as soon as practicable following the Transfer Date, for each TSYS DTE. Synovus may retain originals of, copies of, or access to the Employee Records, in accordance with applicable Law, and as long as necessary by Synovus to provide services to TSYS or on its behalf pursuant to a Transition Services Agreement. Subject to applicable law, TSYS shall transfer and assign to Synovus all Employee Records for Synovus DTEs on the Transfer Date, or as soon as practicable following the transfer date, for each Synovus DTE and shall transfer and assign to Synovus all Employee Records for TSYS employees who transfer to Synovus on the Distribution Date. Immigration Records for Synovus DTEs and TSYS DTEs will, if and as appropriate, become a part of Synovus’s or TSYS’s H-1B visa public access files, as applicable.
     17.3 REASONABLE EFFORTS/COOPERATION. Each of the Parties will use its commercially reasonable efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement.
     17.4 EMPLOYER RIGHTS. Nothing in this Agreement shall prohibit TSYS or any member of the TSYS Group from amending, modifying or terminating any TSYS Benefit Plan, at any time within its sole discretion provided that any such amendment, modification or termination shall not relieve TSYS from any obligation herein and shall comply with the requirements of the Tax Sharing Agreement. Nothing in this Agreement shall prohibit Synovus or any member of the Synovus Group from amending, modifying or terminating any Synovus Benefit Plan, at any time within its sole discretion provided that any such amendment, modification or termination shall not relieve Synovus from any obligation herein and shall comply with the requirements of the Tax Sharing Agreement.
     17.5 NO THIRD-PARTY BENEFICIARIES. This Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or Persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including any TSYS Participant and any Synovus Participant. Furthermore, nothing in this Agreement is intended (i) to confer upon any employee or former employee of Synovus, TSYS or any member of the Synovus Group or TSYS Group any right to continued employment, or any recall or similar rights to an individual on layoff or any type of approved leave, or (ii) to be construed to relieve any insurance company of any responsibility for any employee benefit under any Benefit Plan or any other Liability.
     17.6 CONSENT OF THIRD PARTIES. If any provision of this Agreement is dependent on the consent of any third party and such consent is withheld, the Parties shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the fullest extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, the Parties shall negotiate in good faith to implement the provision in a mutually satisfactory manner; provided, however, TSYS shall not have any obligation under this Agreement to Synovus to obtain a novation with respect to obligations which Synovus or any member of the Synovus Group might have with respect to any TSYS Participant.
     17.7 BENEFICIARY DESIGNATION/RELEASE OF INFORMATION/RIGHT TO REIMBURSEMENT. To the extent permitted by applicable Law and except as otherwise provided for in this Agreement, all beneficiary designations, authorizations for the release of Information and rights to reimbursement made by or relating to TSYS Participants under Synovus Benefit Plans shall be transferred and assigned to and be in full force and effect under the corresponding TSYS Benefit Plans until such beneficiary designations, authorizations or rights are replaced or revoked by, or no longer apply to, the relevant TSYS Participant.
     17.8 NOT A CHANGE IN CONTROL. The Parties acknowledge and agree that the transactions contemplated by the Distribution Agreement and this Agreement do not constitute a “change in control” for purposes of any Synovus Benefit Plan or TSYS Benefit Plan.
SECTION 18
MISCELLANEOUS
     18.1 EFFECT IF DISTRIBUTION DOES NOT OCCUR. Notwithstanding anything in this Agreement to the contrary, if the Distribution Agreement is terminated prior to the Distribution Date, then all actions and events that are, under this Agreement, to be taken or occur effective immediately prior to, as of or following the Distribution Date, or otherwise in connection with the Separation, shall not be taken or occur except to the extent specifically agreed to in writing by Synovus and TSYS and neither Party shall have any Liabilities to the other Party under this Agreement.
     18.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the Parties or any third party as creating the relationship of principal and agent, partnership, joint venture or other fiduciary relationship between the Parties, it being understood and agreed that no provision contained herein, and no act of the Parties, shall be deemed to create any relationship between the Parties other than the relationship set forth in this Agreement.
     18.3 INDIRECT ACTION. Each of Synovus and TSYS shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed indirectly by such Party or by the Synovus Group or the TSYS Group, respectively.
     18.4 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be provided in accordance with the Notice provision of the Distribution Agreement.
     18.5 ENTIRE AGREEMENT. This Agreement, the Distribution Agreement, and each other Ancillary Agreement, including any related annexes, schedules and exhibits, as well as any other agreements and documents referred to in this Agreement and in any such Ancillary Agreement, shall together constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all prior negotiations, agreements and understandings of the Parties of any nature, whether oral or written, with respect to such subject matter.

     18.6 AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by an authorized officer of each Party. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by an authorized officer of the Party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
     18.7 GOVERNING LAW. This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Georgia, without giving effect to the conflicts of laws principles thereof.
     18.8 HEADINGS. The section and other headings contained in this Agreement are inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
     18.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.
     18.10 ASSIGNMENT. This Agreement may not be assigned by either Party except as provided in the Distribution Agreement with respect to an assignment under such Distribution Agreement.
     18.11 SEVERABILITY. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of this Agreement or of any other term or provision of this Agreement, which shall remain in full force and effect; provided, however, if any term or provision of this Agreement is determined to be invalid or unenforceable, the Parties shall negotiate in good faith to amend such term or provision so that it will be valid and enforceable. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each Party hereby agrees that such restriction may be enforced to the maximum extent permitted by Law, and each Party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.
     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

Synovus Financial Corp.
By:
Name:
Title:

Total System Services, Inc.
By:
Name:
Title: